TERMINATION AND RESCISSION AGREEMENT

THIS AGREEMENT is made as of the 1st day of July, 2008

BETWEEN:
TAMM OIL AND GAS CORP., a Nevada company having an office for business located at 460 734, 7 Avenue SW, Calgary, AB V7K 2R3 Canada
(“Tamm”)
AND:
RAHN & BODMER, of Talstrasse 15, 8001 Zurich, Switzerland,
(the “Shareholder”)

WHEREAS:
A. The parties entered into a Share Exchange Agreement effective as of December 27, 2007 (the “Original Agreement”) pursuant to which the Shareholder transferred shares of Deep Well Oil & Gas, Inc. (“DWOG”) to Tamm in exchange for the issuance by Tamm of Tamm shares; and

B. The parties have determined that is in their mutual interest to terminate the Original Agreement and rescind the transactions consummated thereunder with the same effect as if the Original Agreement had never been executed and delivered and such transactions had never been consummated.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.
The Original Agreement and the transactions consummated thereunder were in full compliance with all applicable laws and each party acknowledges and agrees that it has no claims against the other party arising out of the Original Agreement or the transactions consummated thereunder. Neither this Agreement nor the performance of the transactions contemplated hereby shall be construed as an admission of any illegality of the Original Agreement or the transactions contemplated thereby.

2.
The parties hereby agree to terminate the Original Agreement and rescind the transactions consummated thereunder solely because they have determined that is in their mutual business interests as well as in the interests of Tamm, DWOG, and their respective stockholders.

3.
Neither the Original Agreement and the transactions consummated thereunder nor this Agreement and the transactions contemplated hereby were solicited based on any general or public solicitation, advertisement, announcement, or offer. All of such agreements and transactions were negotiated by the parties privately and voluntarily.

4.
As soon as reasonably practicable, each party will take all such actions as are reasonably required to return to the other party all of the shares transferred by such other party pursuant to the Original Agreement such that each party shall be returned to the same position as if the Original Agreement were never executed, delivered, or performed.

5.
Except for performance of this Agreement, neither party shall have any obligation or liability to or claims against the other party arising out of the Original Agreement, this Agreement, or the transactions contemplated thereby or hereby and except for performance of this Agreement, any and all such obligations, liabilities, and claims, whether now or hereafter known or existing, are irrevocably released and waived in all respects.

6.	Each party represents and warrants to the other party as follows:

(a)
It has all requisite power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. No other corporate or other proceedings on the part of such party is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and any further documents will when executed and delivered by such party as contemplated by this Agreement will be, duly executed and delivered by such party and this Agreement is, and the other such other documents will when executed and delivered as contemplated hereby will be, valid and binding obligations of such party enforceable in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, and other laws of general application affecting enforcement of creditors rights and laws relating the availability of equitable remedies.

(b)
Immediately prior to transfer of the shares to the other party pursuant to this agreement, such party shall be the legal and beneficial owner of the shares to be transferred hereunder and such party shall transfer to the other party such shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character except the lawsuit filed by DWOG against Tamm with respect to the Original Agreement and the transactions consummated thereunder.

(c)
Such party is aware of the risks associated with the transactions contemplated by this Agreement, evaluated such risks, and has had the opportunity to ask questions of and receive answers from and to receive information from the other party regarding the transactions contemplated hereby.

(d)
Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby will: conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of such party under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such party or any of its material property or assets; or violate any provision of the applicable incorporation or charter documents of such party.

7.	The parties shall comply with any securities laws requirements or restrictions which may be applicable to the shares returned to them pursuant to this Agreement.

8.
This Agreement may not be amended except by an instrument in writing signed by each of the parties. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants. This Agreement, and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Shareholder:

The Shareholder’s address provided in the listing of the parties at the beginning of this Agreement.

If to Tamm:

Tamm Oil and Gas Corp.
Attention: Sean Dickenson
460 734, 7 Avenue SW, Calgary, AB V7K 2R3 Canada
Telephone: 403-975-9399
Fax: 604.986 -9091

All such notices and other communications will be deemed to have been received: in the case of personal delivery, on the date of such delivery; in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery; in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and in the case of mailing, on the fifth business day following mailing.

The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. All references to any party will be read with such changes in number and gender as the context or reference requires. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes. The Shareholder confirms that it has sought and obtained independent legal advice prior to execution of this Agreement and cannot and do not rely on the representations of Tamm or its advisors respecting the legal effects of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

TAMM OIL AND GAS CORP.

Per:         _________________
               Authorized Signatory
               Name:
               Title:

STOCKHOLDER

RAHN & BODMER

Per:         _________________
               Authorized Signatory
               Name:
               Title:

Per:         _________________
               Authorized Signatory
               Name:
               Title: